Annual Report
For the period ended October 31, 2002

TH Lee
Putnam
Capital

TH Lee, Putnam Emerging Opportunities Portfolio



About the fund and TH Lee, Putnam Capital

TH Lee, Putnam Emerging Opportunities Portfolio is a closed-end interval fund. This innovative fund pursues aggressive growth by combining investments in publicly traded stocks and privately held companies in a closed-end format. With this special structure, the fund can tap into companies with attractive growth potential while maintaining diversification across public and private markets.

The manager of the fund is TH Lee, Putnam Capital Management, L.L.C., which is owned by TH Lee, Putnam Capital, L.L.C. and Putnam Investments. TH Lee, Putnam Capital L.L.C. is a joint venture of Putnam Investments and Thomas H. Lee Partners L.P. This venture was founded in 1999 to offer alternative investment products to individual investors who have historically lacked access to the private-equity marketplace. Thomas H. Lee Partners L.P. ("TH Lee"), founded in 1974, is one of the oldest and most successful private equity investment firms in the United States. The firm's investment strategy targets growth companies with competitive advantages in expanding or consolidating industries. Putnam Investments ("Putnam"), founded in 1937, is one of the world's largest mutual fund companies and a leader in investment research and portfolio management through disciplined teamwork.

TH Lee, Putnam Emerging Opportunities Portfolio is managed by Roland W. Gillis, CFA, and Michael J. Mufson, CFA, who both are Managing Directors of Putnam's Specialty Growth Team, and Frederick M. Wynn, Jr., CFA, a Vice President on the Team. The three are portfolio managers and together they have 41 years of investment experience. The Specialty Growth Team consists of nine portfolio managers and 10 analysts and focuses its research on small- and mid-capitalization growth stocks. The Specialty Growth Team has been managing investments in public equities since 1986. The portfolio management team has been managing investments in the private equity markets since 2000.

The portfolio's management structure also includes a Strategic Advisory Board and an Investment Committee. Both of these units consist of senior Putnam and TH Lee investment professionals; the Strategic Advisory Board also includes executives of aggressive growth companies from several industries. The function of the Strategic Advisory Board is to assist the fund managers in identifying attractive private-equity investment opportunities. The Investment Committee also consults with the management team and gives final approval to the structure of all private-equity deals.

Report from Fund Management

Roland Gillis, Portfolio Manager
Michael Mufson, Portfolio Manager
Frederick Wynn, Portfolio Manager

The second half of the 2002 fiscal year of TH Lee, Putnam Emerging Opportunities Portfolio, which ended October 31, 2002, proved even more turbulent for stocks than the first half. While the stock market experienced some significant drops, the relative performance of growth stocks during the second half of the year was more competitive with the overall market than in the first half. Although the portfolio registered negative results, it outperformed its benchmark index, the Russell 2500 Growth Index for the fiscal year. We attribute these results to several of our management decisions. The portfolio's sector diversification, security selection, and our decision to put the fund's cash to work gradually in an environment that favored buyers over sellers, all contributed to the portfolio's relative outperformance. In addition, the private equity holdings of the Fund, whose values are less volatile, assisted in outperformance. The index does not include any private equity holdings.


RETURN FOR PERIODS ENDED OCTOBER 31, 2002
--------------------------------------------------------------------------
TH Lee, Putnam Emerging                                  Russell 2500
Opportunities Portfolio           NAV          POP       Growth Index
--------------------------------------------------------------------------
12 months                      -15.61%      -19.42%      -20.64%
--------------------------------------------------------------------------
Life of fund
(since inception 7/30/01)      -20.70       -24.28       -31.72
--------------------------------------------------------------------------
Annual average                 -16.80       -19.80       -26.09
--------------------------------------------------------------------------

RETURN FOR PERIODS ENDED SEPTEMBER 30, 2002 (most recent quarter)
--------------------------------------------------------------------------
TH Lee, Putnam Emerging                                 Russell 2500
Opportunities Portfolio          NAV           POP      Growth Index
--------------------------------------------------------------------------
12 months                      -19.05%      -22.69%      -17.55%
--------------------------------------------------------------------------
Life of fund
(since inception 7/30/01)      -25.73       -29.09       -35.44
--------------------------------------------------------------------------
Annual average                 -22.37       -25.37       -31.04
--------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment returns will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) reflect the highest applicable sales charge of 4.50%. Sales charges differ with the original purchase amount. See a prospectus for details. The Russell 2500 Growth Index is an unmanaged index of those companies in the Russell 2500 chosen for their growth orientation. Indexes are not available for direct investment. For a portion of the period, this fund limited expenses, without which returns would have been lower.


Team responds to weaker market conditions

Stock market conditions deteriorated during the year in a way that was detrimental to short-term results but, in our view, made opportunities for future growth more attractive. In the first half of the fiscal year, stocks performed well, but a decline began in March as the economy began to slow, and more and more questions about corporate accounting practices emerged.

Understanding the challenges of the situation, we remained highly selective about both public and private equities. We relied on our research to identify stocks of companies that we believed could achieve their growth targets even in a challenging economic environment.

Although the economic slowdown was genuine, it did not turn into an outright contraction. Furthermore, we believe that corporate profits have been improving. Unlike the situation in 2001, most companies have been meeting or beating their quarterly earnings projections. This was true of the broad market and of growth stocks in particular.

Economic uncertainties might persist, but compared with the past few years, we believe today's environment is far more favorable for growth stock investing. First, stock valuations have become more attractive, in part because stock prices have come down, but primarily because consensus earnings have been adjusted to more reasonable, attainable levels. This was evident in October when the market rallied showing an ability to take some short-term negative economic news in its stride. In fact, we have observed numerous cases where companies have missed earnings estimates, yet the stocks have not declined. We believe we are in a stage in the market where our abilities to select stocks based on intense fundamental research will give us an edge. We think a premium will be put on identifying companies and industries occupying profitable niches, which have the potential to grow earnings in spite of less robust economic growth.

Stock selection drives public-equity performance

We have maintained broad sector diversification and focused on selecting the best stocks from a variety of industries. Given the parameters of the growth universe, this meant the largest absolute exposures were in the consumer cyclicals, technology, and health-care sectors.

One exception to our sector-neutral positioning has been an overweighting of media stocks in the consumer cyclicals sector. Here, we began to see an improvement in the outlook for advertising. Only some of this was related to political advertising for the midterm elections. The improvement in non-political advertising is also a positive leading indicator for the economy. The fund's top media holding has been Westwood One, the national radio network based in Los Angeles. Also within the consumer cyclicals sector, retail holding Dollar Tree Discount Stores benefited from consumers who were careful with their budgets given the threat of unemployment. Another retail holding, AutoZone, also performed well.

[GRAPHIC OMITTED: pie chart ASSET ALLOCATION]

ASSET ALLOCATION

ASSET CLASS                   PERCENT OF FUND
---------------------------------------------
* Public equity                     75.0%
---------------------------------------------
* Private equity                    18.5
---------------------------------------------
* Short-term investments             6.5
---------------------------------------------

Based on investments as of 10/31/02. Holdings will vary over time.

To offset the extra money committed to consumer cyclicals, we had a lower weighting in financials. Mortgage lending has been the strongest financial business this year and it tends to be dominated by larger companies than those we typically target.

Fund increased private-equity exposure

Conditions in the private-equity market continued to favor investors, as companies continued to compete for scarce investment capital. During the year we performed research on numerous companies in a wide variety of industries. We also completed the fund's first three investments in private equities that we believe have a promising future. Like the public-equity portion, the three private company holdings are diverse, representing the education, technology, and health-care sectors, respectively. The most recent investment is in a company called Refractec, which develops and sells a proprietary technology to treat vision problems. Refractec's main product is a treatment called conductive keratoplasty, or CK, that corrects farsightedness. Unlike laser surgery, CK does not require cutting eye tissue. Instead, it changes the shape of the cornea with radio frequency energy that is applied to the outer ring of the eye. This treatment, which takes only 5 to 10 minutes per eye to perform, has received FDA approval. It has an excellent safety profile and early responses from patients and doctors have been very positive. We believe that the stock has promising growth potential -- Refractec can serve millions of adults who currently rely on eyeglasses, contact lenses, or reading glasses and who may consider laser surgery too invasive.

The fund's first two private-equity holdings, CommVault and Capella Education, have continued to meet our expectations even amid economic weakness. CommVault Systems is a business data storage software company. Its original storage backup software product, Galaxy, continues to gain market share. The company has recently launched a new suite of software products that incorporates Galaxy and has the potential to expand its addressable market opportunity by several times. In our view, CommVault's executives have done a great job executing against their customer acquisition targets and continue to win significant customer accounts against large, entrenched public competitors.


TOP INDUSTRY SECTORS
-------------------------------------------
Technology                             26.3%
-------------------------------------------
Health care                            20.7
-------------------------------------------
Consumer cyclicals                     19.7
-------------------------------------------
Consumer staples                       13.6
-------------------------------------------
Energy                                  4.6
-------------------------------------------

Based on net assets as of 10/31/02. Holdings will vary over time.



TOP 10 HOLDINGS                      INDUSTRY
--------------------------------------------------------
CommVault Systems                    Computers
--------------------------------------------------------
Capella Education Co., Inc.          Schools
--------------------------------------------------------
Refractec                            Medical technology
--------------------------------------------------------
Patterson-UTI Energy, Inc.           Energy
--------------------------------------------------------
Westwood One, Inc.                   Broadcasting
--------------------------------------------------------
Qlogic Corp.                         Computers
--------------------------------------------------------
Amylin Pharmaceuticals, Inc.         Biotechnology
--------------------------------------------------------
FLIR Systems, Inc.                   Machinery
--------------------------------------------------------
Waste Connections, Inc.              Waste management
--------------------------------------------------------
AutoZone, Inc.                       Retail
--------------------------------------------------------

These holdings represent 28.0% of the fund's net assets as of 10/31/02. Portfolio holdings will vary over time.


Capella is a leader in the field of online education, which we believe has strong long-term, secular growth potential. This kind of company often thrives during a period of economic weakness, when many workers take time to seek additional education or professional training. That has proven the case for Capella, as enrollments have been rising at a fast pace.

Focus is on finding the right stocks and industry niches

While there are broad risks in the marketplace, as we have described, we also see many attractive new investment opportunities. With many years of experience investing in growth stocks, we have learned that the best companies find ways to grow even in a challenging environment. Identifying these companies requires disciplined research, which we consider our strong suit. The portfolio's emphasis on small and midsize companies, we think, is an advantage in these conditions. The broad macroeconomic trends have less impact on companies in small, profitable niches. We believe companies with a small revenue base can achieve meaningful growth by capturing incremental market share, even if the industry is not expanding rapidly. Such companies exist in almost every sector and industry for those who can find them. In short, we think this portfolio of diverse smaller growth companies represents one of the more attractive areas of the market at this time, and has the potential to perform well when some of the macroeconomic risks abate.

The views expressed here are exclusively those of TH Lee, Putnam Capital Management LLC, the Fund Manager. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/02, there is no guarantee the fund will continue to hold these securities in the future.

Shares of the fund are offered only to investors who have a net worth of more than $1,500,000 or who otherwise meet the requirements for a "qualified client."

An investment in the Fund involves a considerable amount of risk and should be considered speculative. Because it is possible that you may lose some or all of your investment, you should not invest in the Fund unless you can afford a total loss of investment. An investment in the Fund involves a high degree of risk which includes the following specific types of risk: the risks associated with venture-capital companies and venture-capital funds; investing in securities that are illiquid and subject to substantial transfer restrictions; the risks of investing in smaller companies; the Fund's ability to focus holdings in a small number of industry sectors which may be relatively new or emerging industries; the risk of investing in a fund that will pay incentive fees; investing in a fund, many of whose assets will be priced in the absence of a readily available market and may be priced based on estimates of fair value, which may prove inaccurate; and the risk involved in the Fund Manager's limited experience in venture-capital investing.



Report of independent accountants

To the Trustees of the TH Lee, Putnam Investment Trust and Shareholders of TH Lee, Putnam Emerging Opportunities Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations, changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of TH Lee, Putnam Emerging Opportunities Portfolio (the "fund") at October 31, 2002, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 2002




The fund's portfolio

October 31, 2002
-----------------------------------------------------------------------------------------------------------------

Common Stocks (76.0%) (a)
NUMBER OF SHARES                                                                                            VALUE
-----------------------------------------------------------------------------------------------------------------
Aerospace and Defense (0.7%)
-----------------------------------------------------------------------------------------------------------------
    21,100   MTC Technologies, Inc. (NON)                                                                $516,739

Airlines (0.4%)
-----------------------------------------------------------------------------------------------------------------
     6,600   JetBlue Airways Corp. (NON)                                                                  266,574

Automotive (1.8%)
-----------------------------------------------------------------------------------------------------------------
     6,300   CarMax, Inc. (NON)                                                                           103,257
    46,600   CSK Auto Corp. (NON)                                                                         577,840
    20,900   Gentex Corp. (NON)                                                                           616,132
                                                                                                    -------------
                                                                                                        1,297,229
Banking (1.7%)
-----------------------------------------------------------------------------------------------------------------
     2,500   Commerce Bancorp, Inc.                                                                       114,775
    18,600   New York Community Bancorp, Inc.                                                             540,516
    14,000   TCF Financial Corp.                                                                          594,160
                                                                                                    -------------
                                                                                                        1,249,451
Biotechnology (3.5%)
-----------------------------------------------------------------------------------------------------------------
    56,200   Amylin Pharmaceuticals, Inc. (NON)                                                           976,756
    15,000   Celgene Corp. (NON)                                                                          332,250
    23,000   Connetics Corp. (NON)                                                                        293,940
    14,800   InterMune, Inc. (NON)                                                                        543,604
    14,700   Scios, Inc. (NON)                                                                            424,242
                                                                                                    -------------
                                                                                                        2,570,792
Broadcasting (3.4%)
-----------------------------------------------------------------------------------------------------------------
    31,100   Cumulus Media, Inc. Class A (NON)                                                            533,054
    22,000   Radio One, Inc. Class D (NON)                                                                366,960
    54,800   Regent Communications, Inc. (NON)                                                            331,540
     9,000   Salem Communications Corp. Class A (NON)                                                     222,930
    28,600   Westwood One, Inc. (NON)                                                                   1,038,180
                                                                                                    -------------
                                                                                                        2,492,664
Commercial and Consumer Services (3.3%)
-----------------------------------------------------------------------------------------------------------------
    11,000   CDW Computer Centers, Inc. (NON)                                                             583,220
    12,000   Choicepoint, Inc. (NON)                                                                      454,320
     8,500   Manpower, Inc.                                                                               289,850
    13,000   Strayer Education, Inc.                                                                      690,300
     8,500   Weight Watchers International, Inc. (NON)                                                    402,475
                                                                                                    -------------
                                                                                                        2,420,165
Communications Equipment (0.7%)
-----------------------------------------------------------------------------------------------------------------
    30,000   Extreme Networks, Inc. (NON)                                                                 126,300
    47,100   Juniper Networks, Inc. (NON)                                                                 274,358
     6,100   UTStarcom, Inc. (NON)                                                                        104,188
                                                                                                    -------------
                                                                                                          504,846
Computers (3.5%)
-----------------------------------------------------------------------------------------------------------------
    24,000   Emulex Corp. (NON)                                                                           430,800
    11,400   Intergraph Corp. (NON)                                                                       209,760
    35,000   Magma Design Automation, Inc. (NON)                                                          298,900
    31,400   McDATA Corp. Class A (NON)                                                                   206,612
    29,700   QLogic Corp. (NON)                                                                         1,033,857
    11,900   Synaptics, Inc. (NON)                                                                         72,721
    53,987   Western Digital Corp. (NON)                                                                  334,180
                                                                                                    -------------
                                                                                                        2,586,830
Consumer Goods (0.2%)
-----------------------------------------------------------------------------------------------------------------
     8,800   Yankee Candle Co., Inc. (The) (NON)                                                          150,920

Consumer Services (0.2%)
-----------------------------------------------------------------------------------------------------------------
     9,200   Alliance Data Systems Corp. (NON)                                                            156,400
     1,100   SRA Intl., Inc. Class A (NON)                                                                 26,730
                                                                                                    -------------
                                                                                                          183,130
Distribution (0.5%)
-----------------------------------------------------------------------------------------------------------------
     9,800   Performance Food Group Co. (NON)                                                             364,462

Electronics (5.0%)
-----------------------------------------------------------------------------------------------------------------
    14,800   Brooks-PRI Automation, Inc. (NON)                                                            226,292
    24,700   Exar Corp. (NON)                                                                             311,220
    26,600   Integrated Device Technology, Inc. (NON)                                                     262,728
    28,200   Intersil Corp. Class A (NON)                                                                 479,118
    23,000   Marvell Technology Group, Ltd. (Bermuda) (NON)                                               372,830
     8,989   Semtech Corp. (NON)                                                                          127,015
    88,300   Silicon Image, Inc. (NON)                                                                    395,584
    21,700   Silicon Laboratories, Inc. (NON)                                                             461,993
   103,200   Skyworks Solutions, Inc. (NON)                                                               732,720
    13,000   Varian Semiconductor Equipment (NON)                                                         309,660
                                                                                                    -------------
                                                                                                        3,679,160
Energy (4.1%)
-----------------------------------------------------------------------------------------------------------------
    16,900   BJ Services Co. (NON)                                                                        512,577
    14,800   Cooper Cameron Corp. (NON)                                                                   689,976
    20,600   ENSCO International, Inc.                                                                    557,024
     9,400   GlobalSantaFe Corp.                                                                          224,660
    36,700   Patterson-UTI Energy, Inc. (NON)                                                           1,061,364
                                                                                                    -------------
                                                                                                        3,045,601
Food (0.5%)
-----------------------------------------------------------------------------------------------------------------
    11,900   Krispy Kreme Doughnuts, Inc. (NON)                                                           408,170

Gaming & Lottery (0.6%)
-----------------------------------------------------------------------------------------------------------------
    25,500   Station Casinos, Inc. (NON)                                                                  458,745

Health Care Services (7.4%)
-----------------------------------------------------------------------------------------------------------------
    10,300   AdvancePCS (NON)                                                                             258,530
     9,000   AmerisourceBergen Corp.                                                                      640,350
    40,000   Caremark Rx, Inc. (NON)                                                                      708,000
    26,000   Centene Corp. (NON)                                                                          791,180
     4,500   Dianon Systems, Inc. (NON)                                                                   180,000
     3,400   Henry Schein, Inc. (NON)                                                                     170,578
    11,000   LifePoint Hospitals, Inc. (NON)                                                              344,850
     7,100   Manor Care, Inc. (NON)                                                                       140,367
     9,400   Mid Atlantic Medical Svcs., Inc. (NON)                                                       342,160
     7,100   Odyssey Healthcare, Inc. (NON)                                                               248,358
    19,600   Pediatrix Medical Group, Inc. (NON)                                                          784,000
    23,000   Steris Corp. (NON)                                                                           610,190
     5,800   Triad Hospitals, Inc. (NON)                                                                  211,700
                                                                                                    -------------
                                                                                                        5,430,263
Insurance (0.5%)
-----------------------------------------------------------------------------------------------------------------
    12,300   Willis Group Holdings, Ltd. (United Kingdom) (NON)                                           376,380

Investment Banking/Brokerage (1.1%)
-----------------------------------------------------------------------------------------------------------------
     4,200   Eaton Vance Corp.                                                                            120,582
    11,000   Federated Investors, Inc.                                                                    294,800
    13,900   T Rowe Price Group, Inc.                                                                     392,397
                                                                                                    -------------
                                                                                                          807,779
Leisure (0.8%)
-----------------------------------------------------------------------------------------------------------------
    11,700   Multimedia Games, Inc. (NON)                                                                 259,740
     5,000   Polaris Industries, Inc.                                                                     314,950
                                                                                                    -------------
                                                                                                          574,690
Lodging/Tourism (0.3%)
-----------------------------------------------------------------------------------------------------------------
    18,600   Extended Stay America, Inc. (NON)                                                            232,500

Machinery (1.3%)
-----------------------------------------------------------------------------------------------------------------
    20,200   FLIR Systems, Inc. (NON)                                                                     956,066

Manufacturing (0.4%)
-----------------------------------------------------------------------------------------------------------------
     9,000   IDEX Corp.                                                                                   270,360

Medical Technology (5.4%)
-----------------------------------------------------------------------------------------------------------------
    13,000   American Medical Systems Holdings, Inc. (NON)                                                181,870
    36,000   Conceptus, Inc. (NON)                                                                        501,480
    18,100   DENTSPLY International, Inc.                                                                 668,252
    69,800   Kyphon, Inc. (NON)                                                                           660,308
    14,000   Respironics, Inc. (NON)                                                                      447,160
    25,000   Serologicals Corp. (NON)                                                                     240,750
     9,300   SurModics, Inc. (NON)                                                                        318,246
    16,300   Varian Medical Systems, Inc. (NON)                                                           785,986
     5,200   Zoll Medical Corp. (NON)                                                                     168,740
                                                                                                    -------------
                                                                                                        3,972,792
Metals (0.1%)
-----------------------------------------------------------------------------------------------------------------
     8,600   Liquidmetal Technologies (NON)                                                                68,714

Oil & Gas (0.4%)
-----------------------------------------------------------------------------------------------------------------
    10,100   Noble Corp. (NON)                                                                            326,432

Pharmaceuticals (0.3%)
-----------------------------------------------------------------------------------------------------------------
    31,000   Salix Pharmaceuticals, Ltd. (NON)                                                            254,200

Restaurants (1.8%)
-----------------------------------------------------------------------------------------------------------------
    22,950   Applebee's International, Inc.                                                               545,981
    17,000   CBRL Group, Inc.                                                                             398,310
     7,800   P.F. Chang's China Bistro, Inc. (NON)                                                        269,100
     2,600   Panera Bread Co. (NON)                                                                        84,500
                                                                                                    -------------
                                                                                                        1,297,891
Retail (10.5%)
-----------------------------------------------------------------------------------------------------------------
    24,533   99 Cents Only Stores (NON)                                                                   663,618
    15,100   A.C. Moore Arts & Crafts, Inc. (NON)                                                         237,674
    11,900   Advance Auto Parts, Inc. (NON)                                                               637,245
    10,000   AutoZone, Inc. (NON)                                                                         857,700
    35,700   Big 5 Sporting Goods Corp. (NON)                                                             421,617
    23,400   Big Lots, Inc. (NON)                                                                         388,440
    25,800   Chico's FAS, Inc. (NON)                                                                      497,940
    13,000   Dollar Tree Stores, Inc. (NON)                                                               341,770
    13,100   Family Dollar Stores, Inc.                                                                   403,349
    22,000   Gart Sports Co. (NON)                                                                        409,640
    16,800   Michaels Stores, Inc. (NON)                                                                  755,328
    22,000   Movie Gallery, Inc. (NON)                                                                    400,180
     9,200   PETsMART, Inc. (NON)                                                                         175,812
    10,600   Ross Stores, Inc.                                                                            443,610
    16,200   Too, Inc. (NON)                                                                              409,860
     9,300   Whole Foods Market, Inc. (NON)                                                               433,882
    10,000   Williams-Sonoma, Inc. (NON)                                                                  238,000
                                                                                                    -------------
                                                                                                        7,715,665
Schools (2.2%)
-----------------------------------------------------------------------------------------------------------------
    12,550   Apollo Group, Inc. Class A (NON)                                                             520,825
    14,100   Career Education Corp. (NON)                                                                 565,551
    15,000   Education Management Corp. (NON)                                                             550,500
                                                                                                    -------------
                                                                                                        1,636,876
Semiconductor (4.3%)
-----------------------------------------------------------------------------------------------------------------
    19,300   ASM International NV (Netherlands) (NON)                                                     245,110
    15,500   Cymer, Inc. (NON)                                                                            389,360
     9,500   DuPont Photomasks, Inc. (NON)                                                                198,455
    25,200   LAM Research Corp. (NON)                                                                     317,268
    62,300   LTX Corp. (NON)                                                                              386,260
    41,100   Mykrolis Corp. (NON)                                                                         230,571
    21,800   Novellus Systems, Inc. (NON)                                                                 688,880
    17,400   Photon Dynamics, Inc. (NON)                                                                  373,404
    19,600   Rudolph Technologies, Inc. (NON)                                                             334,768
                                                                                                    -------------
                                                                                                        3,164,076
Shipping (2.1%)
-----------------------------------------------------------------------------------------------------------------
     8,100   Arkansas Best Corp. (NON)                                                                    242,595
    27,191   Heartland Express, Inc. (NON)                                                                533,759
    22,200   Knight Transportation, Inc. (NON)                                                            438,228
    36,700   SCS Transportation, Inc. (NON)                                                               333,970
                                                                                                    -------------
                                                                                                        1,548,552
Software (4.7%)
-----------------------------------------------------------------------------------------------------------------
    22,400   Cognos, Inc. (Canada) (NON)                                                                  443,967
    43,500   Concord Communications, Inc. (NON)                                                           317,985
    14,500   Digital Insight Corp. (NON)                                                                  151,090
    33,400   Documentum, Inc. (NON)                                                                       487,974
    14,200   Internet Security Systems, Inc. (NON)                                                        262,132
    16,700   Manhattan Associates, Inc. (NON)                                                             375,416
    64,600   Matrixone, Inc. (NON)                                                                        169,898
    21,000   NETIQ Corp. (NON)                                                                            296,310
    38,000   Verisity, Ltd. (NON)                                                                         615,600
    44,800   webMethods, Inc. (NON)                                                                       323,904
                                                                                                    -------------
                                                                                                        3,444,276
Staffing (0.3%)
-----------------------------------------------------------------------------------------------------------------
     7,100   Hewitt Associates, Inc. Class A (NON)                                                        209,095

Technology Services (0.4%)
-----------------------------------------------------------------------------------------------------------------
    40,800   BearingPoint, Inc. (NON)                                                                     318,240

Telecommunications (0.4%)
-----------------------------------------------------------------------------------------------------------------
    39,000   Citizens Communications Co. (NON)                                                            324,480

Waste Management (1.2%)
-----------------------------------------------------------------------------------------------------------------
    24,000   Waste Connections, Inc. (NON)                                                                877,920
                                                                                                    -------------
             Total Common Stocks (cost $60,306,812)                                                   $56,002,725

Convertible Preferred Stocks (18.7%) (a)

NUMBER OF SHARES                                                                                            VALUE
-----------------------------------------------------------------------------------------------------------------
   426,985   Capella Education Co., Inc. zero% cv. pfd. (Private)
             (acquired 2/14/02, cost $5,009,274) (RES)                                                 $5,123,820
 1,916,321   CommVault Systems zero% cv. pfd. (Private)
             (acquired 1/30/02, cost $6,011,031)  (RES)                                                 5,691,473
   500,000   Refractec Ser. D zero% cv. pfd. (Private)
             (acquired 8/16/02, cost $3,000,000) (RES) (AFF)                                            3,000,000
                                                                                                    -------------
             Total Convertible Preferred Stocks (cost $14.020,305)                                    $13,815,293

Short-Term Investments (6.5%) (a)

PRINCIPAL AMOUNT                                                                                            VALUE
-----------------------------------------------------------------------------------------------------------------
$2,817,000   Repurchase agreement dated October 31, 2002
             with Goldman Sachs & Co. due November 1, 2002,
             with respect to various U.S. Government obligations --
             maturity value of $2,817,149 for an effective yield
             of 1.91%                                                                                  $2,817,000
-----------------------------------------------------------------------------------------------------------------
2,000,000    Jupiter Securities Corp. for an effective yield of 1.77%,
             November 6, 2002                                                                           1,999,500
                                                                                                    -------------
             Total Short-Term Investments (cost $4,816,500)                                            $4,816,500
-----------------------------------------------------------------------------------------------------------------
             Total Investments (cost $79,143,617)                                                     $74,634,518
-----------------------------------------------------------------------------------------------------------------
  (a) Percentages indicated are based on net assets of $73,682,047.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2002, was $13,815,293 or 18.7% of net assets.

(AFF) Affiliated Companies (Note 4).

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities

October 31, 2002
-----------------------------------------------------------------------------

Assets
-----------------------------------------------------------------------------
Investments in securities, at value (identified cost
$79,143,617) (Note 1)                                            $ 74,634,518
-----------------------------------------------------------------------------
Cash                                                                      173
-----------------------------------------------------------------------------
Dividends and interest receivable                                       5,906
-----------------------------------------------------------------------------
Receivable for shares of the fund sold                                 64,001
-----------------------------------------------------------------------------
Receivable for securities sold                                         38,411
-----------------------------------------------------------------------------
Total assets                                                       74,743,009
-----------------------------------------------------------------------------

Liabilities
-----------------------------------------------------------------------------
Payable for securities purchased                                      593,558
-----------------------------------------------------------------------------
Payable for shareholder servicing fees (Note 2)                        56,702
-----------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          191,380
-----------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             16,884
-----------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                          18,749
-----------------------------------------------------------------------------
Payable for administrative services (Note 2)                           11,669
-----------------------------------------------------------------------------
Other accrued expenses                                                172,020
-----------------------------------------------------------------------------
Total liabilities                                                   1,060,962
-----------------------------------------------------------------------------
Net assets                                                       $ 73,682,047
-----------------------------------------------------------------------------

Represented by
-----------------------------------------------------------------------------
Paid-in capital (Notes 1 and 6)                                  $ 91,541,566
-----------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (13,350,420)
-----------------------------------------------------------------------------
Net unrealized depreciation of investments                         (4,509,099)
-----------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $ 73,682,047
-----------------------------------------------------------------------------

Computation of net asset value
-----------------------------------------------------------------------------
Net asset value and redemption price per common share
($73,682,047 divided by 3,897,584 shares)                              $18.91
-----------------------------------------------------------------------------
Offering price per class common share (100/95.50 of
$18.91)*                                                               $19.80
-----------------------------------------------------------------------------
* On single retail sales of less than $500,000. On sales of $500,000 or more and on group sales, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.



Statement of operations

Year ended October 31, 2002
-----------------------------------------------------------------------------

Investment income:
-----------------------------------------------------------------------------
Interest                                                            $ 290,727
-----------------------------------------------------------------------------
Dividends                                                              91,695
-----------------------------------------------------------------------------
Total investment income                                               382,422
-----------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    1,027,416
-----------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                         92,750
-----------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                      75,000
-----------------------------------------------------------------------------
Administrative services (Note 2)                                       85,618
-----------------------------------------------------------------------------
Shareholder servicing fees (Note 2)                                   199,993
-----------------------------------------------------------------------------
Offering costs (Note 1)                                               309,137
-----------------------------------------------------------------------------
Other                                                                 162,599
-----------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                        (59,443)
-----------------------------------------------------------------------------
Total expenses                                                      1,893,070
-----------------------------------------------------------------------------
Expense reduction (Note 2)                                             (6,997)
-----------------------------------------------------------------------------
Net expenses                                                        1,886,073
-----------------------------------------------------------------------------
Net investment loss                                                (1,503,651)
-----------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                  (11,906,349)
-----------------------------------------------------------------------------
Net unrealized depreciation of investments during the year           (898,909)
-----------------------------------------------------------------------------
Net loss on investments                                           (12,805,258)
-----------------------------------------------------------------------------
Net decrease in net assets resulting from operations             $(14,308,909)
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets
                                                                      For the period
                                                                       July 30, 2001
                                                                       (commencement
                                                          Year ended   of operations)
                                                         October 31,  to October 31,
                                                                2002            2001
------------------------------------------------------------------------------------
Increase (decrease) in net assets
------------------------------------------------------------------------------------

Operations:
------------------------------------------------------------------------------------
Net investment income (loss)                            $ (1,503,651)        $ 2,905
------------------------------------------------------------------------------------
Net realized loss on investments                         (11,906,349)     (1,444,071)
------------------------------------------------------------------------------------
Net unrealized depreciation of investments                  (898,909)     (3,610,190)
------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations     (14,308,909)     (5,051,356)
------------------------------------------------------------------------------------

Distributions to common shareholders: (Note 1)
------------------------------------------------------------------------------------
From net investment income                                  (132,237)             --
------------------------------------------------------------------------------------
Return of capital                                             (3,502)             --
------------------------------------------------------------------------------------

Capital share transactions
------------------------------------------------------------------------------------
Proceeds from shares issued                                7,019,410      90,859,292
------------------------------------------------------------------------------------
Reinvestment of distributions                                 94,256              --
------------------------------------------------------------------------------------
Cost of shares repurchased (Note 5)                       (4,894,907)             --
------------------------------------------------------------------------------------
Net increase from capital share transactions               2,218,759      90,859,292
------------------------------------------------------------------------------------
Total increase (decrease) in net assets                  (12,225,889)     85,807,936
------------------------------------------------------------------------------------

Net assets
------------------------------------------------------------------------------------
Beginning of year (Note 6)                                85,907,936         100,000
------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $-- and of $78,975, respectively)              $73,682,047     $85,907,936
------------------------------------------------------------------------------------

Number of fund shares
------------------------------------------------------------------------------------
Shares outstanding at beginning of year (Note 6)           3,827,683           4,188
------------------------------------------------------------------------------------
Shares issued                                                303,850       3,823,495
------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of
distributions                                                  3,942              --
------------------------------------------------------------------------------------
Shares repurchased (Note 5)                                 (237,891)             --
------------------------------------------------------------------------------------
Shares outstanding at end of year                          3,897,584       3,827,683
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of cash flows

For the year ended October 31, 2002
-----------------------------------------------------------------------------

Decrease in cash
-----------------------------------------------------------------------------

Cash flows from operating activities:
-----------------------------------------------------------------------------
Net decrease in net assets from operations                       $(14,308,909)
-----------------------------------------------------------------------------
Adjustments to reconcile net decrease in net assets from
from operations to net cash used in operating activities:
-----------------------------------------------------------------------------
Purchase of investment securities                                (113,165,342)
-----------------------------------------------------------------------------
Proceeds from disposition of investment securities                 73,651,641
-----------------------------------------------------------------------------
Sale of short-term investment securities, net                      49,912,154
-----------------------------------------------------------------------------
Increase in dividends and interest receivable                          (1,340)
-----------------------------------------------------------------------------
Decrease in receivables for securities sold                           288,979
-----------------------------------------------------------------------------
Decrease in other assets                                              245,422
-----------------------------------------------------------------------------
Decrease in payable for securities purchased                      (12,474,631)
-----------------------------------------------------------------------------
Increase in payable for shareholder servicing fees                      9,510
-----------------------------------------------------------------------------
Decrease in payable for compensation of Manager                       (23,086)
-----------------------------------------------------------------------------
Decrease in payable for investor servicing and
custodian fees                                                         (5,188)
-----------------------------------------------------------------------------
Decrease in payable for administration services                        (9,231)
-----------------------------------------------------------------------------
Decrease in other accrued expenses                                   (277,280)
-----------------------------------------------------------------------------
Net realized loss on investments                                   11,906,349
-----------------------------------------------------------------------------
Net unrealized depreciation on investments during the year            898,909
-----------------------------------------------------------------------------
Net cash used in operating and investing activities                (3,352,043)
-----------------------------------------------------------------------------
Cash flows from financing activities:
-----------------------------------------------------------------------------
Proceeds from shares sold                                           8,277,988
-----------------------------------------------------------------------------
Payment of shares redeemed                                         (4,894,907)
-----------------------------------------------------------------------------
Cash distributions paid                                               (41,483)
-----------------------------------------------------------------------------
Net cash provided by financing activities                           3,341,598
-----------------------------------------------------------------------------
Net decrease in cash                                                  (10,445)
-----------------------------------------------------------------------------
Cash balance, beginning of year                                        10,618
-----------------------------------------------------------------------------
Cash balance, end of year                                               $ 173
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights

(For a common share outstanding throughout the period)
                                                               For the period
Per-share                                           Year ended  July 30, 2001+
operating performance                                  Oct. 31     to Oct. 31
-----------------------------------------------------------------------------
                                                          2002           2001
-----------------------------------------------------------------------------
Net asset value,
beginning of period                                     $22.44         $23.88
-----------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------
Net investment income (loss) (a)(b)                       (.38)            --(e)
-----------------------------------------------------------------------------
Net realized and unrealized
loss on investments                                      (3.11)         (1.44)
-----------------------------------------------------------------------------
Total from
investment operations                                    (3.49)         (1.44)
-----------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------
From net
investment income                                         (.04)            --
-----------------------------------------------------------------------------
From return of capital                                      --(e)          --
-----------------------------------------------------------------------------
Total distributions                                       (.04)            --
-----------------------------------------------------------------------------
Net asset value,
end of period                                           $18.91         $22.44
-----------------------------------------------------------------------------
Total return at
net asset value (%)(c)                                  (15.61)         (6.03)*
-----------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                         $73,682        $85,908
-----------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(d)                              2.21            .58*
-----------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)(b)                        (1.76)            --*
-----------------------------------------------------------------------------
Portfolio turnover rate (%)                             102.88          11.20*
-----------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Reflects an expense limitation in effect during the period (Note 2).
    As a result of such limitation, expenses of the fund for the periods ended October 31, 2001 and October 31, 2002 reflect a reduction of 0.04% and 0.07%, respectively, based on average net assets.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset arrangements. (Note 2)

(e) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.





Notes to financial statements
October 31, 2002

Note 1 Significant accounting policies
-----------------------------------------------------------------------

TH Lee, Putnam Emerging Opportunities Portfolio (the "fund"), is a series of TH Lee, Putnam Investment Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing at least 80% of its total assets in publicly traded growth stocks and privately issued venture capital investments. The fund may invest up to 50% of its portfolio in private equity investments as well as up to 5% of its assets in private equity funds.

The fund offers its shares at net asset value plus a maximum front-end sales charge of 4.50%. The fund provides a limited degree of liquidity to its shareholders by conducting quarterly repurchase offers. In each repurchase offer, the fund intends to repurchase 5% of its outstanding shares at their net asset value. The fund may also, at any time, conduct additional sales of its shares to Qualified Investors, as defined in the Investment Advisors Act of 1940.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation

Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Market quotations are not considered to be readily available for private equity securities: such investments are initially valued at cost and then stated at fair value following procedures approved by the Trustees. As part of those procedures, TH Lee, Putnam Capital Management, LLC (the "Manager"), a subsidiary of Putnam, LLC ("Putnam") and TH Lee, Putnam Capital, LLC (a joint venture of Putnam and Thomas H. Lee Partners, LP) will monitor each fair valued security on a daily basis and may adjust its value based on such factors as the financial and/or operating results, the general developments in the issuer's business including products and services offered, management changes, changes in contracts with customers, issues relating to financing, the likelihood of a public offering, the liquidity of the security, any legal or contractual restrictions, the value of an unrestricted related public security and other analytical data. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value.

B) Repurchase agreements

The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. The Manager is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

C) Security transactions and related investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Federal taxes

It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2002, the fund had a capital loss carryover of approximately $13,322,000 available to the extent allowed by tax law to offset future net capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover     Expiration
-----------------------------------
   $ 1,399,000     October 31, 2009
    11,923,000     October 31, 2010

E) Distributions to shareholders

Distributions to shareholders from net investment income are recorded by the fund on the ex- dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include a temporary difference of losses on wash sale transactions, organization costs, net operating loss and non-deductible offering costs. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2002, the fund reclassified $1,556,913 to decrease distributions in excess of net investment income and $1,556,913 to decrease paid-in-capital. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation                  $ 5,631,419
Unrealized depreciation                  (10,168,492)
                                     ---------------
Net unrealized depreciation               (4,537,073)
Undistributed ordinary income                     --
Capital loss carryforward                (13,322,447)
Post-October loss                                 --

Cost for federal income tax purposes    $ 79,171,591
                                     ---------------

F) Organizational expense and offering costs

The fund is responsible for all fees, expenses and disbursements in connection with its organization and initial issue of its shares. The organizational fees are expensed as incurred. Because the fund is closed-end with a continuous offering period, the offering costs were amortized on a straight-line basis over a twelve-month period.

G) Deal related costs

Deal related costs are comprised primarily of legal and consulting costs incurred in connection with private equity investment transactions of the fund, whether or not consummated. Deal related costs that are attributable to existing private equity securities are added to the cost basis of the investments. All other deal related costs are expensed as incurred.

H) Statement of Cash Flows

The cash amount shown in the Statement of cash flows is the amount reported as cash in the fund's Statement of assets and liabilities and represents cash on hand at its custodian and does not include any short-term investments at October 31, 2002.

Note 2 Management fee, administrative services and other transactions
-----------------------------------------------------------------------

The fund has entered into a Management Contract with the Manager. As compensation for the services rendered and expenses borne by the Manager, the fund pays the Manager a fee at an annual rate of 1.20% of the average daily net assets of the fund, computed daily and payable monthly.

In addition, the fund will accrue daily a liability for incentive fees payable equal to 20% of the realized and unrealized gains less realized and unrealized losses on the fund's private equity holdings. The fund will not accrue an incentive fee unless all realized and unrealized losses from prior periods have been offset by realized (and, where applicable unrealized) gains. The fund will pay annually, on December 31, to the Manager a fee equal to 20% of the aggregate incentive fee base, calculated from the commencement of the fund's operations, less the cumulative amount of the incentive fee paid to the Manager in previous periods. The incentive fee base for a private equity security equals realized gains less realized and unrealized losses until the issuer of the security has completed an initial public offering and any applicable lock-up period has expired and, thereafter, equals realized and unrealized gains less realized and unrealized losses. In the case of private equity funds, the incentive fee base equals the sum of all amounts that are actually distributed to the fund less realized and unrealized losses. The fund does not pay any incentive fee on a private equity holding until the fund sells the holding or the holding becomes freely sellable. For the year ended October 31, 2002, there were no incentive fees paid.

The Manager has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through October 31, 2003, to the extent that expenses of the fund (exclusive of the incentive fee, interest expense on any borrowings, offering costs and any extraordinary expenses) exceed an annual rate of 1.85% of its average daily net assets.

The fund has entered into an Administrative Services Contract with Putnam Fiduciary Trust Company ("PFTC"), an affiliate of the Manager, to provide administrative services, including fund accounting and the pricing of the fund shares. As compensation for the services, the fund pays PFTC a fee at an annual rate of 0.10% of the average daily net assets of the fund, computed daily and payable monthly.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended October 31, 2002, the fund's expenses were reduced by $6,997 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee of $25,000. Trustees receive additional fees for attendance at certain committee meetings.

The fund intends to pay compensation to selected brokers and dealers that are not affiliated with the fund, the Manager or Putnam, that hold shares for their customers in accordance with the shareholder servicing agreements between the fund and the brokers and dealers. The shareholder servicing fee is accrued daily and payable quarterly at an annual rate of 0.25% of the average daily net assets attributable to outstanding shares beneficially owned by customers of the brokers and dealers.

For the year ended October 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $32,993 from the sale of common shares.

Note 3 Purchases and sales of securities
-----------------------------------------------------------------------

During the year ended October 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $113,165,342 and $73,651,641, respectively. There were no purchases and sales of U.S. government obligations.

Note 4 Transactions with affiliated issuers
-----------------------------------------------------------------------

Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:


Name of Affiliates  Purchase Cost  Sales Cost  Dividend Income  Market Value
----------------------------------------------------------------------------
Refractec           $3,000,000     $--         $--              $3,000,000
----------------------------------------------------------------------------

Market value amounts are shown for issues that are affiliated at period end.


Note 5 Share repurchase
----------------------------------------------------------------------
To provide liquidity to the shareholders, the fund has a policy of making offers to repurchase a portion of its shares on a quarterly basis, in January, April, July and October of each year. Repurchase offers are made for at least 5% but no more than 25% of the fund's then outstanding shares at net asset value. Repurchase offers are scheduled to commence each quarter and be completed the following month. During the year ended October 31, 2002, the fund repurchased 237,891 shares valued at $4,894,907.

Note 6 Initial capitalization and offering of shares
----------------------------------------------------------------------
The trust was established as a Massachusetts business trust on May 4, 2001. During the period May 4, 2001 to July 30, 2001 (commencement of operations) the fund had no operations other than those related to organizational matters, including the initial capital contribution of $156,250, the payment of $56,250 of organizational expenses and the issuance of 4,188 shares to the Manager on July 18, 2001.

At October 31, 2002, the Manager owned 193,960 shares of the fund (5.0% of shares outstanding) valued at $3,667,784.


Federal tax information
(Unaudited)

For the year ended October 31, 2002, a portion of the fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



Trustees and officers

A listing of the trustees of TH Lee, Putnam Investments Trust (the "Trust") and the officers of the Fund and their business experience for the past five years follows. An asterisk(*) indicates trustees who are interested persons of the Fund (as defined by the 1940 Act). Unless otherwise noted, the address of each trustee and officer is one Post Office Square, Boston, Massachusetts 02109.


Name, (D.O.B.) and        Positions(s) Held                  Principal Occupation(s)
Address                   With Fund                          During the Past 5 Years
------------------------------------------------------------------------------------------------
Steven Spiegel*           Trustee, Chairman                  Senior Managing Director,
(2/4/45)                  and President                      Putnam Investments, LLC.

Thomas H. Lee*            Trustee                            President of Thomas H. Lee Company
(3/27/44)                                                    (private equity investment firm).
                                                             Currently serves or has served as a
                                                             Director of Finlay Enterprises
                                                             Inc., General Nutrition Companies,
                                                             Metris Companies, Inc., Playtex
                                                             Products, Inc., Snapple Beverage
                                                             Corp., Vertis Holdings, Inc. and
                                                             Wyndham International, Inc. Member
                                                             of The Chase Manhattan Corporation
                                                             National Advisory Board. Has also
                                                             served as Trustee or Overseer of
                                                             Brandeis University, Harvard
                                                             University, Lincoln Center for the
                                                             Performing Arts, Mt. Sinai-NYU
                                                             Medical Center and Health System,
                                                             Museum of Fine Arts Boston, The
                                                             Rockefeller University and the
                                                             Whitney Museum of American Art.

Joseph L. Bower           Trustee                            Donald K. David Professor of Business
(9/21/38)                                                    Administration, Harvard Business School,
                                                             and Chair of the General Manager
                                                             Program. Director, Anika
                                                             Therapeutics, Inc., Brown Shoe,
                                                             Inc., ML-Lee/ Acquisition Funds,
                                                             New America High Income Fund and
                                                             Sonesta International Hotels Corpora-
                                                             tion. Vice Chair of the New
                                                             England Conservatory of Music.
                                                             Trustee of the DeCordova and Dana
                                                             Museum and Park.

John A. Hill              Trustee                            Chairman, Putnam mutual funds, Vice-
(1/31/42)                                                    Chairman and Managing Director,
                                                             First Reserve Corporation (a
                                                             registered investment adviser
                                                             investing in companies in the
                                                             world-wide energy industry on
                                                             behalf of institutional in
                                                             vestors). Director of Devon Energy
                                                             Corporation (formerly known as
                                                             Snyder Oil Corporation),
                                                             TransMontaigne Oil Company, St.
                                                             Lukes-Roosevelt (a New York City
                                                             hospital), Sarah Lawrence College
                                                             and various private companies owned
                                                             by First Reserve Corporation.

Stephen B. Kay            Trustee                            Senior Director of Goldman, Sachs & Co.
(11/21/34)                                                   Director of CareGroup (consortium of
                                                             hospitals). Trustee, Chairman of
                                                             the Investment Committee and Member
                                                             of the Executive & Finance
                                                             Committees of the Board of the
                                                             Dana-Farber Cancer Institute.
                                                             Member of the Dean's Advisory
                                                             Council, Harvard School of Public
                                                             Health. Member of the Board of
                                                             Overseers of Harvard University
                                                             from 1994-1999. Chair of the Board
                                                             of Trustees and Member of the
                                                             Investment Committee, Brandeis
                                                             University. Former director of the
                                                             Harvard Alumni Associa tion and
                                                             past President of the Harvard
                                                             Business School Association of
                                                             Boston. Former Chairman of the
                                                             Board of Directors of Beth Israel
                                                             Hospital and former Chairman of the
                                                             Board of CareGroup.

Karnig H. Durgarian       Vice President and                 Senior Managing Director,
(1/13/56)                 Principal Executive Officer        Putnam Investments

Steven D. Krichmar        Vice President and                 Managing Director, Putnam
(6/27/58)                 Principal Financial Officer        Investments. Prior to 2001, Partner,
                                                             PricewaterhouseCoopers LLP

Linwood E. Bradford       Vice President                     Managing Director, Putnam Investments
(4/24/68)

Michael T. Healy          Vice President                     Managing Director, Putnam Investments
(1/24/58)

Amrit Kanwal              Vice President                     Managing Director, Putnam Investments
(10/18/65)                and Treasurer

William H. Woolverton     Vice President                     Managing Director, Putnam Investments
(1/17/51)                 and Clerk

Charles A. Ruys de Perez  Vice President                     Managing Director, Putnam Investments
(10/17/57)                and Assistant Clerk




Fund information

INVESTMENT MANAGER

TH Lee, Putnam Capital Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Sullivan & Cromwell

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

Steven Spiegel
Chairman

Joseph L. Bower

John A. Hill

Stephen B. Kay

Thomas H. Lee

OFFICERS

Steven Spiegel
President

Linwood E. Bradford
Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Vice President

Amrit Kanwal
Vice President and Treasurer

Charles A. Ruys de Perez
Vice President

William H. Woolverton
Vice President and Clerk



TH Lee Putnam Capital
7 Shattuck Road
Andover, Massachusetts 01810

83183 2WX 12/02